                                   CERTIFICATE
                                       OF
                                  INCORPORATION



          THIS IS TO CERTIFY THAT

                            DIVERSIFIED MINES LIMITED

          WAS INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT ON April 9, 1973.


                                                 Assistant Controller of Records

                                                              COMPANIES DIVISION
                                                            MINISTRY OF CONSUMER
                                                        AND COMMERCIAL RELATIONS

FILE NUMBER

     268986

FORM 1
THE BUSINESS
CORPORATIONS
ACT

                            ARTICLES OF INCORPORATION

1.   THE NAME OF THE CORPORATION IS DIVERSIFIED MINES LIMITED

2.   THE HEAD OFFICE IS AT THE City

     OF Toronto IN THE  Municipality

     OF Metropolitan Toronto

     THE ADDRESS OF THE HEAD OFFICE IS

     619 Avenue Road, Toronto, Ontario

4.   THE NUMBER OF DIRECTORS are three

5.   THE FIRST DIRECTOR(S) ARE

WILLIAM BROWN                      16 Village Greenway,
                                   Willowdale, Ontario

CHERITH CHURLY                     29 Bywood Drive,
                                   Islington, Ontario

HELEN TOSZEGI                      46 Tulane Crescent,
                                   Don Mills, Ontario

6.   THE OBJECTS FOR WHICH THE CORPORATION IS INCORPORATED ARE

(a) To carry on in all its branches the business of mining, milling, reduction and development;

(b) To acquire, own, lease, prospect for, open, explore, develop, work, improve, maintain and manage mines and mineral lands and deposits, and to dig for, raise, crush, wash, smelt, assay, analyze, reduce, amalgamate, refine, pipe, convey and otherwise treat ores, metals and minerals, whether belonging to the company or not, and to render the same merchantable and to sell or otherwise dispose of the same or any part thereof or interest therein; and

(c) To take, acquire and hold as consideration for ores, metals or minerals sold or otherwise disposed of or for goods supplied or for work done by contract or otherwise, shares, debentures or other securities of or in any other company having objects similar, in whole or in part, to those of the Company hereby incorporated and to sell and otherwise dispose of the same.

7. THE AUTHORIZED CAPITAL IS divided into three million (3,000,000) common shares without par value which may be issued for a maximum consideration of three million ($3,000,000.00) dollars, provided that, the said common shares may be issued for such greater amount as the directors, by resolution, may deem expedient, and on payment of the requisite governmental fees applicable to such greater amount.

8. THE DESIGNATIONS, PREFERENCES, RIGHTS, CONDITIONS, RESTRICTIONS, LIMITATIONS OR PROHIBITIONS ATTACHING TO THE SPECIAL SHARES, IF ANY, ARE nil

9. THE RESTRICTIONS, IF ANY, ON THE ALLOTMENT, ISSUE OR TRANSFER OF SHARES ARE nil

9.A. THE SPECIAL PROVISIONS, IF ANY, ARE

1. That meetings of the board of directors and the executive committee (if any) of the Corporation may be held at any place within or outside of Ontario and meetings of the shareholders of the Corporation may be held at any place within Ontario or at the head office of the Corporation in the Municipality of Metropolitan Toronto.

2. That it shall not be necessary for a majority of the board of directors of the Corporation to constitute a quorum, but the quorum shall be two-fifths of the board of directors, or two directors, whichever is the greater.

3. That, except in the case of any class or series of shares of the Corporation listed on a stock exchange the Corporation shall have a lien on the shares registered in the name of a shareholder who is indebted to the Corporation to the extent of such debt.

4. That the Corporation may pay commissions to persons in consideration of their subscribing or agreeing to subscribe, whether absolutely or conditionally, for shares in the Corporation, or procuring or agreeing to procure subscriptions whether absolute or conditional for such shares.

10.  THE SHARES, IF ANY, TO BE TAKEN RY THE INCORPORATORS ARE

INCORPORATORS FULL NAMES,     NUMBER       CLASS          AMOUNT TO
INCLUDING ALL GIVEN NAMES     OF SHARES    DESIGNATION    BE PAID $
-------------------------     ---------    -----------    ---------
     WILLIAM BROWN            5            common         $5.00
     CHERITH CHURLY           5            common         $5.00
     HELEN TOSZEGI            5            common         $5.00

11.  THE NAMES AND RESIDENCE ADDRESSES OF THE INCORPORATORS ARE

     FULL NAMES, INCLUDING         FULL RESIDENCE ADDRESS GIVING
     ALL GIVEN NAMES               STREET & NO. OR R.R. NO.,
                                   MUNICIPALITY OR POST OFFICE

     WILLIAM BROWN                 16 Village Greenway,
                                   Willowdale, Ontario

     CHEFITH CHURLY                29 Bywood Drive,
                                   Islington, Ontario

     HELEN TOSZEGI                 46 Tulane Crescent,
                                   Don Mills, Ontario

THESE ARTICLES ARE EXECUTED IN DUPLICATE FOR DELIVERY TO THE MINISTER


                           SIGNATURES OF INCORPORATORS

(/s/ William Brown)
(/s/ Cherith Churly)
(/s/ Helen Toszegi)

                            AFFIDAVIT OF VERIFICATION

PROVINCE OF ONTARIO           IN THE MATTER OF THE BUSINESS
               Metropolitan   CORPORATIONS ACT AND THE
Municipality of Toronto       ARTICLES OF INCORPORATION OF

TO WIT: DIVERSIFIED MINES LIMITED
          (NAME OF CORPORATION)

     I, CHERITH CHURLY, of the City of Toronto in the Municipality of Metropolitan Toronto in the Province of Ontario, make oath and say that:

     1. I am one of the incorporators of DIVERSIFIED MINES LIMITED and have personal knowledge of the matters herein deposed to.

     2. Each of the incorporators who is a natural person signing the accompanying Articles of Incorporation in duplicate and each of the first directors named therein is of eighteen or more years of age.

     3. The signatures of the incorporators affixed to the articles are their true signatures.

Sworn before me at the City of Toronto in the Municipality of Metropolitan Toronto this 9th day of April, 1973.

                                       /s/ Cherith Churly
                                       (Signature of Deponent)

/s/
(Signature of Commissioner, Notary Public, Etc.)

FOR MINISTRY USE ONLY                                 ONTARIO CORPORATION NUMBER
                                                                268986


Ministry of Consumer and Commercial
Ontario Relations


CERTIFICATE


THIS IS TO CERTIFY THAT THESE ARTICLES ARE EFFECTIVE ON FEBRUARY 23, 1981


/s/ Controller of Records, Companies Services Branch


Tex-U.S. Oil & Gas Inc.


                              ARTICLES OF AMENDMENT

1.   The Name of the Corporation is

     DIVERSIFIED MINES LIMITED

2.   Date of Incorporation:  April 9th, 1973

3. The following is a certified copy of the resolution amending the Articles of Incorporation:

RESOLVED AS SPECIAL RESOLUTIONS that:

1.   The objects of the Company be extended,

     a) To acquire, own, lease, prospect for, open, explore, develop, work, improve, maintain and manage oil and gas lands and the deposits, and to drill for, raise, analyse, refine, pipe, convey and otherwise treat oil and gas whether belonging to the Company or not, and to render the same merchantable and to sell or otherwise dispose of same or any part thereof or interest therein;

     b) To take, acquire and hold oil and gas sold or otherwise disposed of or for good supplied or for work done by contract or otherwise, shares, debentures or other securities of or in any other company having objects similar, in whole or in part, to those of the Company and to sell and otherwise dispose of same.

2.   The authorized capital of the Company be increased by:

     a) deleting from the Articles of the Corporation all reference that the aggregate consideration for the issue of the presently authorized 3,000,000 common shares without par value shall not exceed in amount or value the sum of $3,000,000 or such greater amount as the Board of Directors of the Corporation by effective resolution determines;

     b) increasing the authorized capital of the Corporation by creating an additional 7,000,000 common shares without par value ranking on a parity with the existing 3,000,000 common shares of the Corporation;

     c) increasing further the authorized capital of the Corporation by creating 1,000,000 special shares with a par value of 1/10 of 1 cent each.

The designations, preferences, rights, conditions, restrictions, limitations or prohibitions attaching to the special shares are:

i)   the special shares shall not be entitled to receive any dividends;

ii) in the event of the liquidation, dissolution or winding up of the Corporation, the holders of the special shares shall be entitled to repayment of the amount paid up on such shares in priority to the common shares but they shall not confer a right to any further participation in the profit or assets of the Corporation;

iii) the special shares or any part thereof shall be redeemable at any time at the option of the Corporation without the consent of the holders thereof at the amount paid up thereon;

iv) The holders of the special shares shall be entitled to receive notice of and to attend at any meeting of shareholders of the Corporation and shall be entitled to one (1) vote thereat for each special share held; at all shareholders' meetings the holders of common shares shall be entitled to one (1) vote for each common share held by them;

3.   The name of the Company be changed to TEX-U.S. OIL & GAS INC.

4. THE AMENDMENT HAS BEEN DULY AUTHORIZED AS REQUIRED BY SUBSECTIONS 2, 3 AND 4 (AS APPLICABLE) OF SECTION 189 OF THE BUSINESS CORPORATIONS ACT.

5. THE RESOLUTION AUTHORIZING THE AMENDMENT WAS CONFIRMED BY THE SHAREHOLDERS OF THE CORPORATION ON February 23, 1981

6.   THESE ARTICLES ARE EXECUTED IN DUPLICATE FOR DELIVERY TO THE MINISTER.


CERTIFIED

                         DIVERSIFIED MINES LIMITED

                         (NAME OF CORPORATION)

                         BY /S/
                               --------------------------------
(CORPORATE SEAL)         (SIGNATURE)    (DESCRIPTION OF OFFICE)

                         GERALD ISCOVE - PRESIDENT


                         /s/
                            -----------------------------------
                         (SIGNATURE)    (DESCRIPTION OF OFFICE)
                         SIMON TALSKY - SECRETARY-TREASURER

                                                      Ontario Corporation Number
                                                                268986


Ministry of Consumer and
Commercial Relations

Ontario

CERTIFICATE

This is to certify that these
articles are effective on November 26, 1986

/s/
Controller of Records, Companies Branch


                              ARTICLES OF AMENDMENT
                             STATUTS DE MODIFICATION

1.   The present name of the corporation is:  TEX U.S. OIL & GAS INC.

2.   The name of the corporation is changed to (if applicable):

     OREX RESOURCES LTD.

3.   Date of incorporation/amalgamation:

     9th April, 1973
     (Day, Month, Year)

4.   The articles of the corporation are amended as follows:

     1.   The name of the Corporation is hereby changed to:

          OREX RESOURCES LTD.

     2. The 2,254,222 issued and outstanding common shares of the Corporation are converted into 450,845 issued and outstanding common shares, on the basis of one common share for each five issued and outstanding common shares prior to the date hereof.

     3. After such amendments, the capital of the Corporation shall consist of 8,196,623 common shares and 1,000,000 special shares, of which 450,845 common shares and 500,000 special shares are issued and outstanding as fully paid and non-assessable.

5. The amendment has been duly authorized as required by Sections 167 and 169 (as applicable) of the Business Corporations Act.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on 21, November, 1986.

     These articles are signed in duplicate.

                                       TEX U.S. OIL & GAS INC.
                                       (Name of Corporation)

                                       By /s/
                                          ------------------------------------
                                          (Signature)
                                          Wayne G. Beach - Director

                                                      Ontario Corporation Number
                                                                268986

For Ministry Use Only

Ministry of Consumer and
Commercial Relations

CORRECTED CERTIFICATE

This is a corrected certificate endorsed pursuant to
Section 273 of the Business Corporations Act, and effective on July 20 1988

/s/
Director
Business Corporation Act


                              ARTICLES OF AMENDMENT
                             STATUTS DE MODIFICATION

1.   The present name of the corporation is:

     OREX RESOURCES LTD.

2.   The name of the corporation is changed to (if applicable):

     CARLIN GOLD COMPANY INC.

3.   Date of incoropration

     9 April, 1973
     (Day, Month, Year)

4.   The articles of the corporation are amended as follows:

     The name of the Corporation is hereby changed to:

     Carlin Gold Company Inc.

5. The amendment has been duly authorized as required by Sections 167 and 169 (as applicable) of the Busienss Corporations Act.

6. The resolution authorizing the amendment was approved by the shareholders (as applicable) of the corporation on

     27 June, 1988
     (Day, Month, Year)

     These articles are signed in duplicate.

                                       OREX RESOURCES LTD.

                                       (Name of Corporation)

                                       By: /s/
                                           -----------------------------------
                                            (Signature)
                                            WAYNE G. BEACH - SECRETARY

                                                 Ontario Corporation No.: 268986

                 CERTIFIED COPY OF A RES0LUTION OF THE DIRECTOR8
                                       OF
                            CARLIN GOLD COMPANY INC.



"CORRECTED ARTICLES OF AMENDMENT

     WHEREAS Articles of Amendment changing Tex - U.S. Oil & Gas Inc. to Carlin Gold Company Inc. were issued on July 20, 1988;

     AND WHEREAS the name of the Corporation on the Articles of Amendment was incorrectly set out as Tex - U.S. Oil & Gas Inc. The change of name should have been from Orex Resources Ltd. to Carlin Gold Company Inc. because of a Certificate of Amendment issued November 26, 1986 changing the name of Tex - U.S. Oil & Gas Inc. to Orex Resources Ltd.;

     AND WHEREAS the Ontario Corporation Number on the Articles of Amendment was incorrectly set out as 128986. The Ontario Corporation Number should have been set out as 268986;

     AND WHEREAS the Ministry of Consumer and Commercial Relations has requested that a corrected Certificate of Amendment be issued to correct the errors;

     NOW THEREFORE BE IT RESOLVED THAT the Corporation file corrected Articles of Amendment to correct the errors in the Certificate of Amendment dated July 20, 1988 changing the name Tex - U.S. Oil & Gas Inc. to Carlin Gold Company Inc. with an Ontario Corporation Number of 128986 by having issued a Certificate of Amendment changing the name Orex Resources Ltd. to Carlin Gold Company Inc. with an Ontario Corporation Number of 268986."

     CERTIFIED to be a true copy of a resolution of Carlin Gold Company Inc. which was consented to during a meeting of the directors of the Corporation, pursuant to the provisions of the Business Corporations Act, 1982, on the 12th day of June, 1991.

     DATED the 13th day of June, 1991.

                                       /s/
                                       ---------------------------------------
                                       Secretary - Wayne G. Beach

                                                      Ontario Corporation Number
                                                                268986

Ministry of Consumer and
Commercial Relations

CERTIFICATE

This is to certify endorsed that these articles are effective on June 19, 1991

/s/
Director
Business Corporation Act


                              ARTICLES OF AMENDMENT
                             STATUTS DE MODIFICATION

1.   The present name of the corporation is:

     CARLIN GOLD COMPANY INC.

2.   The name of the corporation is changed to (if applicable):



3.   Date of incorpration

     9 April, 1973
     (Day, Month, Year)

4.   The articles of the corporation are amended as follows:

     A.   AMEND MAXIMUM AUTHORIZED SHARES

          The number of common shares shall be unlimited, and the consideration for which any common shares of the Corporation are authorized to be issued shall be unlimited.

     B.   DELETION OF SPECIAL SHARES

          The special shares of the Corporation, none of which are issued and outstanding, are hereby deleted.

     C.   NUMBER OF DIRECTORS

          The Corporation shall have a minimum of three (3) directors and a maximum of nine (9) directors.

     D.   DELETION OF OBJECTS

          The objects of the Corporation are hereby deleted, and there shall be no restrictions on busienss the Corporation may carry on or powers the Corporation may exercise.

5. The amendment has been duly authorized as required by Sections 167 and 169 (as applicable) of the Business Corporations Act.

6. The resolution authorizing the amendment was approved by the shareholders (as applicable) of the corporation on

     11 June, 1991
     (Day, Month, Year)

     These articles are signed in duplicate.

                                       CARLIN GOLD COMPANY INC.

                                       (Name of Corporation)

                                       By: /s/
                                           -----------------------------------
                                            (Signature)
                                            WAYNE G. BEACH - SECRETARY

                                                      Ontario Corporation Number
                                                                268986

For Ministry Use Only

Ministry of Consumer and
Commercial Relations

CERTIFICATE

This is to certify that these articles are effective on March 8, 1994

/s/
Director
Business Corporation Act


                              ARTICLES OF AMENDMENT
                             STATUTS DE MODIFICATION

1.   The present name of the corporation is:

     CARLIN GOLD COMPANY INC.

2.   The name of the corporation is changed to (if applicable):

     ALTAIR INTERNATIONAL GOLD INC.

3.   Date of incorporation

     9 April, 1973
     (Day, Month, Year)

4.   The articles of the corporation are amended as follows:

     A.   CHANGE OF NAME

          The name of the Corporation is changed to:

          ALTAIR INTERNATIONAL GOLD INC.

     B.   CONSOLIDATION OF COMMON SHARES

          The issued and outstanding common shares of the Corporation are consolidated on the basis of one new share for each three previously issued and outstanding common shares.

5. The amendment has been duly authorized as required by Sections 167 and 169 (as applicable) of the Business Corporations Act.

6. The resolution authorizing the amendment was approved by the shareholders (as applicable) of the corporation on

     7, March, 1994
     (Day, Month, Year)

     These articles are signed in duplicate.

                                       CARLIN GOLD COMPANY INC.

                                       (Name of Corporation)

                                       By: /s/
                                           -----------------------------------
                                            (Signature)
                                            WILLIAM P. LONG - President